BOISE CASCADE CORPORATION

                     1984 KEY EXECUTIVE STOCK OPTION PLAN

                      (As Amended Through July 25, 1996)
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                           BOISE CASCADE CORPORATION
                     1984 KEY EXECUTIVE STOCK OPTION PLAN


       1.   Establishment and Purpose.

            1.1 Establishment. Boise Cascade Corporation, a Delaware corporation, hereby establishes a Stock Option Plan for key employees, which shall be known as the Boise Cascade Corporation 1984 KEY EXECUTIVE STOCK OPTION PLAN (the "Plan").
It is intended that some of the Options issued pursuant to the Plan may constitute Incentive Stock Options within the meaning of
Section 422A of the Internal Revenue Code, and the remainder of the Options issued pursuant to the Plan shall constitute Nonstatutory Options. The Committee referred to in
Section 2.1(c) of this Plan shall determine which Options are to be Incentive Stock Options and which are to be Nonstatutory Options and shall enter into Option Agreements with Optionees accordingly.

            1.2 Purpose. The purpose of this Plan is to attract, retain and motivate key employees of the Company and to encourage stock ownership by these employees by providing them with a means to acquire a proprietary interest or to increase their proprietary interest in the Company's success.

       2.   Definitions.

            2.1 Definitions. Whenever used in this Plan, the following terms shall have the meanings set forth below:

                  (a) "Board" means the board of directors of the Company.

                  (b)   "Code" means the Internal Revenue Code of
1986, as amended from time to time.

                  (c) "Committee" means the Executive Compensation Subcommittee of the Human Resources Committee of the Board of Directors of the Company or any successor to the subcommittee.

                  (d) "Company" means Boise Cascade Corporation, a Delaware corporation, as well as any subsidiary of which 50% or more of the outstanding stock is owned by Boise Cascade
Corporation.

                  (e) "Competitor" means any business, foreign or domestic, which is engaged at any time relevant to the provisions of this Plan, in the manufacture, sale, or distribution of products, or in the providing of services, in competition with products manufactured, sold, or distributed, or services provided, by the Company. The determination of whether a business is a Competitor shall be made by the Company's General Counsel, in his/her sole discretion.

                  (f) "Date of Exercise" means the date the Company receives written notice, by an Optionee, of the exercise of an Option or Option and Stock Appreciation Right, pursuant to subsection 8.1 of this Plan.

                  (g) "Employee" means a key employee (including an officer of the Company), who is employed by the Company on a full-time basis, who is compensated for such employment by a regular salary and who, in the opinion of the Committee, is in a position to contribute materially to its continued growth and development and to its future financial success. The term
"Employee" does not include persons who are retained by the Company only as consultants.

                  (h)   "Employment with any Competitor" means
providing significant services as an employee or consultant, or otherwise rendering services of a significant nature for remuneration, to a Competitor.

                  (i) "Executive Officer" means an Employee who has been duly elected by the Company's board of directors to serve as an executive officer of the Company in accordance with Section 29 of the Company's Bylaws but shall not include assistant treasurers or assistant secretaries.

                  (j) "Fair Market Value" means the closing price of the Stock as reported by the consolidated tape of the New York Stock Exchange on a particular date, or if the Stock is not listed or traded on the New York Stock Exchange, then the closing sales price of the Stock on a national securities exchange on a particular date, or if the Stock is not listed on a national securities exchange, then the average of the closing bid and asking prices for the Stock in the over-the-counter market for a particular date, or if the Stock is not traded in the over-the-counter market, such value as the Company in its discretion may determine, but in no event greater than the then fair market value of the Stock for federal income tax purposes. In the event that there are no Stock transactions on such date, the Fair
Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

                  (k) "Grant Price" means an amount not less than 100% of the Fair Market Value of the Company's Stock on the date of an Option's grant.

                  (l) "Option" means the right to purchase Stock of the Company at the Grant Price for a specified duration. For purposes of this Plan, an Option may be either (i) an "Incentive
Stock Option" within the meaning of Section 422A of the Code or
(ii) a "Nonstatutory Option."

                  (m) "Optionee" means an Employee who has been granted an Option under this Plan.

                  (n) "Retirement" means an Employee's termination of employment with the Company, other than as a result of death, total and permanent disability, or for disciplinary reasons (as defined for purposes of the Company's Corporate Policy Manual) at any time after the Employee has reached age 55 with ten or more Years of Service with the Company as defined in the Company's Pension Plan for Salaried Employees.

                  (o) "Stock" means the common stock, $2.50 par value, of the Company.

                  (p) "Stock Appreciation Right" means the right, exercisable by the Optionee, to receive a cash payment from the Company upon the exercise of an Option. The amount of this cash payment and the conditions upon the exercise of the Stock Appreciation Right shall be determined by the Committee pursuant to subsection 6.2 and Section 7.

                  (q) "Tax Offset Bonus" means a cash payment which the Company makes automatically upon the exercise of an Option equal to a percentage (as determined by the Committee pursuant to subsection 6.2 and Section 7) of the excess of the Fair Market
Value of the Stock on a date determined by the Committee over the Grant Price of the Option, the purpose of which is to offset partially the federal income tax incurred incident to exercising a Nonstatutory Option.

                  (r) "Window Period" means the period described in Rule 16b-3(e)(3)(iii) under the Securities Exchange Act of 1934.

            2.2 Number. Except when otherwise indicated by the context, the definition of any term in the Plan in the singular shall also include the plural.

       3. Participation. Participation in the Plan shall be determined by the Committee. Any Employee at any one time and from time to time may hold more than one Option or Stock Appreciation Right granted under this Plan or under any other plan of the Company. No member of the Committee may participate in the Plan.

       4.   Stock Subject to the Plan.

            4.1 Number. The total number of shares of Stock as to which Options and Stock Appreciation Rights may be granted under the Plan shall not exceed 8,600,000. These shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose.

            4.2 Unused Stock. If any shares of Stock are subject to an Option or Stock Appreciation Right which, for any reason, expires or is terminated unexercised as to such shares, such Stock may again be subjected to an Option or Stock Appreciation
Right pursuant to this Plan.

            4.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock occurring after ratification by shareholders of this Plan, by reason of a Stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares or other similar corporate change, the aggregate number of shares of Stock under this Plan and the number of shares of Stock subject to each outstanding Option and the related Grant Price shall be appropriately adjusted by the Committee, whose determination shall be conclusive, provided, however, that fractional shares shall be rounded to the nearest whole share. No adjustments shall be made in connection with the issuance by the Company of any warrants, rights or Options to acquire additional shares of Stock or of securities convertible into Stock.

       5. Duration of the Plan. The Plan shall remain in effect until all Stock subject to it has been purchased pursuant to the exercise of the Options or Stock Appreciation Rights granted under the Plan. Notwithstanding the foregoing, no Options or Stock Appreciation Rights may be granted pursuant to this Plan on or after the twentieth anniversary of the Plan's effective date.

       6.   Options.

            6.1 Grant of Options. Subject to the provisions of subsection 4.1 and Section 5, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee may request recommendations from the chief executive officer of the Company. The Committee shall determine whether an Option is to be an Incentive Stock Option within the meaning of Section 422A of the Code or a Nonstatutory Option. However, in no event shall any grant of an Incentive Stock Option provide for the Option to be or become exercisable in amounts in excess of $100,000 per calendar year. Furthermore, the aggregate number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted to any one Employee throughout the duration of the Plan may not exceed 15% of the total number of shares of Stock available for issuance pursuant to subsection 4.1 of the Plan.

            6.2 Option Agreement. As determined by the Committee on the date of grant, each Option shall be evidenced by a Stock
Option agreement that specifies:

                   (i)  Grant Price;

                  (ii)  duration of the Option;

                (iii) number of shares of Stock to which the Option pertains;

                  (iv)  vesting requirements, if any;

                   (v)  whether the Option is an Incentive Stock
Option or a Nonstatutory Option;

                  (vi)  amount and time of payment of Tax Offset
Bonuses, if any;

                (vii) The amount of Stock Appreciation Rights, if any, and any conditions upon their exercise;

               (viii) duration of the Stock Appreciation Rights, if any;

                  (ix)  Options to which the Stock Appreciation
Rights, if any, relate;

                   (x) rights of the Optionees upon termination of employment with the Company, provided that the termination rights for Optionees receiving Incentive Stock Options shall conform with Section 422A of the Code;

                  (xi) the terms of the loan, if any, that will be made available in connection with the exercise of an Option; and

                (xii) such other information as the Committee deems desirable.

                  No Option shall have an expiration date later than the first day following the tenth anniversary of the date of its grant. The Stock Option agreement may be supplemented by adding
Stock Appreciation Rights with or Tax Offset Bonuses to previously granted Options as provided in Section 7.

            6.3 Exercise. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee directs, which need not be the same for all Optionees.

            6.4   Payment.  The Grant Price upon exercise of any
Option shall be payable to the Company in full either:

                   (i)  in cash;

                  (ii) by tendering shares of Stock having a Fair Market Value at the time of exercise equal to the total Grant Price (in the exercise of a Nonstatutory Option, an Optionee may surrender one or more shares of Stock in the exercise of an Option with instructions to resurrender any shares acquired upon exercise in one or more successive, simultaneous exercises until Options covering the number of shares, which he specifies, have been exercised);

                (iii) with the proceeds of a loan on such terms and conditions as may be authorized by the Committee (however, the rate of interest on any such loan shall not be less than the applicable federal rate under Section 1274(d) of the Code on the date an Option is exercised, compounded semiannually); or

                  (iv)  by any combination of (i), (ii) and (iii).

       7. Stock Appreciation Rights and Tax Offset Bonuses. The Committee may grant Stock Appreciation Rights and/or grant
Options which pay Tax Offset Bonuses on such bases as the Committee shall determine, including but not limited to Stock Appreciation Rights which become exercisable or Tax Offset
Bonuses which become payable only upon an Optionee being subject to the restrictions of Section 16 of the Securities Exchange Act of 1934 at the time of exercise. A Stock Appreciation Right or Tax Offset Bonus may be granted only with respect to an Option and may be granted concurrently with or after the grant of the Option. If Options granted on a particular date include Stock Appreciation Rights for only Optionees who are subject to the requirements of Section 16 of the Securities Exchange Act of 1934, an Optionee receiving an Option on that date and who thereafter becomes subject to those restrictions shall thereupon be deemed to have received Stock Appreciation Rights with respect to any unexercised Options granted on the particular date in the same weighted average proportion as the Stock Appreciation Rights granted on the same grant date to the Optionees who were subject to the requirements of Section 16 of the Securities Exchange Act of 1934; provided, however, if 50% or more of the Board of Directors are employees of the Company and may receive Options under this plan, then the provisions of this sentence will apply only if, in each instance, approved by the Committee. The Committee may cancel or place a limit on the term of, or the amount payable for, any Stock Appreciation Right or Tax Offset Bonus at any time and may disapprove the election by the Optionee to exercise a Stock Appreciation Right rather than the related Option. The Committee shall determine all other terms and provisions of any Stock Appreciation Right or Tax Offset Bonus. Each Stock Appreciation Right or Tax Offset Bonus granted by the Committee shall expire no later than the expiration of the Option to which it relates. In addition, any Stock Appreciation Right granted with respect to an Incentive Stock Option may be exercised only if:

             (i)  such Incentive Stock Option is exercisable; and

            (ii) the Grant Price of the Incentive Stock Option is less than the Fair Market Value of the Stock on the Date of Exercise.

       8. Written Notice, Issuance of Stock Certificates, Payment of Stock Appreciation Rights or Stockholder Privileges.

            8.1 Written Notice. An Optionee electing to exercise an Option and any applicable Stock Appreciation Right shall give written notice to the Company, in the form and manner prescribed by the Committee, indicating the number of Options to be exercised. Full payment for the Options exercised shall be received by the Company prior to issuance of any stock certificates.

            8.2 Issuance of Stock Certificates. As soon as reasonably practicable after the receipt of written notice and payment, the Company shall issue and deliver to the Optionee or any other person entitled to exercise an Option pursuant to this Plan a certificate or certificates for the requisite number of shares of Stock.

            8.3 Payment of Stock Appreciation Rights and Tax Offset Bonuses. As soon as practicable after receipt of written notice, the Company shall pay to the Optionee, in cash, the amount payable under the Stock Appreciation Rights and the amount of any Tax Offset Bonuses.

            8.4 Privileges of a Stockholder. An Optionee or any other person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the Date of Exercise.

            8.5 Partial Exercise. An Option may be exercised for less than the total number of shares granted by the Option. An exercise of a portion of the shares granted under the Option shall not affect the right to exercise the Option from time to time for any unexercised shares subject to the Option.

       9.   Rights of Employees.

            9.1 Employment. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Company.

            9.2 Nontransferability. All Options and Stock Appreciation Rights granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative.

      10. Optionee Transfer or Leave of Absence. For Plan purposes:

            (a) A transfer of an Optionee from the Company to a subsidiary or vice versa, or from one subsidiary to another; or

            (b) A leave of absence duly authorized by the Company, shall not be deemed a termination of employment. However, an Optionee may not exercise an Option or any applicable Stock
Appreciation Right during any leave of absence, unless authorized by the Committee.

      11.   Administration.

            11.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Options to be issued (which need not be identical) under the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. The Committee shall determine, within the limits of the express provisions of the Plan, the Employees to whom and the time or times at which Options and Stock Appreciation Rights shall be granted, the number of shares to be subject to each Option and Stock Appreciation Right and the duration of each Option. In making such determinations, the Committee may take into account the nature of the services rendered by such Employees or classes of Employees, their present and potential contributions to the Company's success and such other factors as the Committee, in its discretion, shall deem relevant. The determination of the Committee, its interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes and upon all persons.

            11.2 Incentive Stock Options. Notwithstanding any contrary provision in this Plan, the Committee shall not take any action or impose any terms or conditions with respect to an Option intended by the Committee to be an Incentive Stock Option which would cause such Option to not qualify as such under the Code and applicable regulations and rulings in effect from time to time.

      12. Amendment, Modification and Termination of the Plan. The Board may at any time terminate, and at any time and from time to time and in any respect, amend or modify the Plan, provided, however, that no such action of the Board, without approval of the stockholders, may:

            (a) Increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in subsection 4.3 of the Plan.

            (b) Change the requirements for determining which Employees are eligible to receive Options or Stock Appreciation
Rights.

            (c) Change the provisions of the Plan regarding the Grant Price except as permitted by subsection 4.3.

            (d) Permit any person, while a member of the Committee, to be eligible to receive or hold an Option under the Plan.

            (e) Change the manner of computing the amount to be paid through a Stock Appreciation Right.

            (f)   Materially increase the cost of the Plan.

            (g) Extend the period during which Options and Stock Appreciation Rights may be granted.

            No amendment, modification or termination of the Plan shall in any manner adversely affect the rights of an Optionee under the Plan without the consent of the Optionee.

      13.   Acceleration of Stock Options.  If, while unexercised
Options remain outstanding hereunder:

            (a) Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

            (b) The following individuals cease for any reason to constitute at least 66 2/3% of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election, or nomination for election was previously so approved (the "Continuing Directors"); or

            (c) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
(ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its subsidiaries other than in connection with the acquisition by the Company or its subsidiaries of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

            (d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 66 2/3% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale;

then from and after the date on which any such event described in paragraphs (a) through (d) above occurs (which shall constitute a "change in control" of the Company), all Options shall be exercisable in full, whether or not then exercisable under the terms of their grant.

            Notwithstanding the foregoing, any event or transaction which would otherwise constitute a Change in Control of the Company (a "Transaction") shall not constitute a Change in Control of the Company if, in connection with the Transaction, a Participant participates as an equity investor in the acquiring entity or any of its affiliates (the "Acquiror"). For purposes of the preceding sentence, a Participant shall not be deemed to have participated as an equity investor in the Acquiror by virtue of (i) obtaining beneficial ownership of any equity interest in the Acquiror as a result of the grant to a Participant of an incentive compensation award under one or more incentive plans of the Acquiror (including but not limited to the conversion in connection with the Transaction of incentive compensation awards of the Company into incentive compensation awards of the Acquiror), on terms and conditions substantially equivalent to those applicable to other executives of the Company immediately prior to the Transaction, after taking into account normal differences attributable to job responsibilities, title and the like; (ii) obtaining beneficial ownership of any equity interest in the Acquiror on terms and conditions substantially equivalent to those obtained in the Transaction by all other stockholders of the Company; or (iii) having obtained an incidental equity ownership in the Acquiror prior to and not in anticipation of the Transaction.

            For purposes of this section, "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Securities
Exchange Act of 1934, as amended (the "Exchange Act").

            For purposes of this section, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

      14. Withholding Taxes. Whenever shares of Stock are issued on the exercise of an Option under this Plan, the Company shall
(a) require the recipient of the Stock to remit to the Company an amount sufficient to satisfy all withholding taxes, (b) deduct from a cash payment pursuant to any Stock Appreciation Right or Tax Offset Bonus an amount sufficient to satisfy any withholding tax requirements, or (c) withhold from, or require surrender by, the recipient, as appropriate, shares of Stock otherwise issuable or issued upon exercise of the Option the number of shares sufficient to satisfy, to the extent permitted under applicable law, federal and state withholding tax requirements resulting from the exercise, provided, however, that the Company shall not withhold or accept surrender of Stock under this paragraph unless the recipient of the Stock has made an irrevocable election to have Stock withheld or surrendered for this purpose at least six months after the date of grant of the Option and either (i) six months, or (ii) within a Window Period, prior to the date the amount of withholding tax is determined. The Committee may, at any time subsequent to an election under this paragraph, disapprove the election and require satisfaction of withholding taxes by other means permitted under the Plan. Stock withheld or surrendered under this paragraph shall be valued at its Fair
Market Value on the date the amount of withholding tax is determined.

      15. Shareholder Approval and Registration Statement. Initially, the Plan is approved by the Board and will be submitted to the Company's shareholders for approval at their next annual meeting following the effective date of the Plan. Options may be granted under the Plan prior to shareholder approval and prior to filing with the Securities and Exchange Commission and having an effective registration statement covering the Stock to be issued upon the exercise of Options.
Any Options granted under this Plan prior to shareholder approval and having an effective registration statement shall not be exercisable until and are expressly conditional upon shareholder approval of the Plan and having an effective registration statement covering the Stock.

      16.   Requirements of Law.

            16.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations, and shares shall not be issued nor cash payments made except upon approval of proper government agencies or stock exchanges, as may be required.

            16.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Idaho.

      17. Effective Date of Plan. The Plan shall become effective as of July 24, 1984, subject to ratification by shareholders.

                           BOISE CASCADE CORPORATION
                      NONSTATUTORY STOCK OPTION AGREEMENT


      This Nonstatutory Stock Option (the "Option") is granted _______________, 19__, by BOISE CASCADE CORPORATION (the "Company") to ____________________ ("Optionee") pursuant to the 1984 Key Executive Stock Option Plan (the "Plan"), a copy of which is attached as Exhibit A, subject to the following terms and conditions.

      1. This Agreement is subject to all the terms and conditions of the Plan, and all capitalized terms not otherwise defined in this Agreement shall have the meaning given them in the Plan.

      2. The Company hereby grants the Optionee a nonstatutory stock option to purchase up to __________ shares of Stock at a price of $__________ per share.

      3. The Option shall expire on the first of the following to occur:

            (a) ten years and one day from the date of this Agreement;
            (b) five years after Optionee's termination of employment as a result of Retirement, death, or total and permanent disability, provided that if at any time prior to termination of employment Optionee was an Executive Officer of the Company, Optionee has not, as of the date of the exercise of the Option, commenced Employment with any Competitor of the Company;
            (c) three years following termination of Optionee's employment with the Company provided (i) the termination is the direct result of the sale or permanent closure of any facility or operating unit of the Company, and (ii) Optionee has not, as of the date of the exercise of the Option, commenced Employment with any Competitor of the Company;

            (d) three months after termination of Optionee's employment with the Company for any other reason, except that the Option shall be canceled in the event of termination for disciplinary reasons.

      4. "Competitor" means any business, foreign or domestic, which is engaged at any time relevant to the provisions of this Agreement, in the manufacture, sale, or distribution of products, or in the providing of services, in competition with products manufactured, sold, or distributed, or services provided, by the Company. The determination of whether a business is a Competitor shall be made by the Company's General Counsel, in his/her sole discretion.

      5. "Employment with any Competitor" means providing significant services as an employee or consultant, or otherwise rendering services of a significant nature for remuneration, to a Competitor.

      6. Except as provided in Section 13 of the Plan, this Option shall not be exercisable until after the first anniversary of the date of this Agreement, and thereafter it shall be exercisable in full.

      7. This Option may be exercised from time to time by delivery of written notice to the Company specifying the number of shares of Stock to be purchased. Payment of the Grant Price shall be made as provided in Section 6.4 of the Plan.

                                    BOISE CASCADE CORPORATION


                                    By________________________________
                                      J. Michael Gwartney,
                                            Vice President, Human
Resources
Accepted:


By____________________________
      Optionee